Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Worldwide Strategies Incorporated (the “Company”) on Form 10-Q for the period ending October 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas E. McCabe, Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2011	By:	/s/ Thomas E. McCabe
Thomas E. McCabe, CFO
Principal Financial Officer